Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Mark S. Zeidman, state and attest that:

(1) I am the Chief Financial Officer of Ocwen Financial Corporation (the "Registrant").

(2) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

         o The Annual Report on Form 10-K of the Registrant for the year ended December 31, 2002 (the "periodic report") containing financial statements fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

         o the information contained in the periodic report fairly represents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented.


Name:    /s/ MARK S. ZEIDMAN
         ------------------------------
Title:   Chief Financial Officer
Date:    March 28, 2003


         A signed original of this written statement required by Section 906 has been provided to Ocwen Financial Corporation and will be retained by Ocwen Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.